NON-CASH INVESTING AND FINANCING TRANSACTIONS	12 Months Ended
Dec. 31, 2023
Disclosure of cash flow statement [Abstract]
NON-CASH INVESTING AND FINANCING TRANSACTIONS
NOTE 25 - NON-CASH INVESTING AND FINANCING TRANSACTIONS
Property, plant and equipment acquired through leases or financed by third parties amounted to €24 million, €18 million and €18 million for the years ended December 31, 2023, 2022 and 2021, respectively. These leases and financings are excluded from the Statement of Cash Flow as they are non-cash investing transactions.
Fair values of vested Restricted Stock Units and Performance-Based Restricted Stock Units amounted to €10 million for the year ended December 31, 2023, and €15 million for the years ended December 31,2022 and 2021, respectively. They are excluded from the Statement of Cash flows as non-cash financing activities.